                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our report dated January 29, 1998 in the Registration Statement (Form S-1 No. 333-42065) and related Prospectus of Associated Materials Incorporated for the registration of 2,835,900 shares of its common stock.

                                            /s/  ERNST & YOUNG LLP

Dallas, Texas

February 16, 1998